Exhibit 99.1

Quidel Contact:	Media and Investors Contact:
Quidel Corporation	Quidel Corporation
Randy Steward	Ruben Argueta
Chief Financial Officer	858.646.8023
858.552.7931	rargueta@quidel.com

QUIDEL ANNOUNCES JACK SCHULER WILL RETIRE FROM QUIDEL’S BOARD OF DIRECTORS
Forward-Looking Statements
SAN DIEGO--(BUSINESS WIRE)--JUNE 11, 2020--Quidel Corporation (NASDAQ: QDEL) ("Quidel"), a provider of rapid diagnostic testing solutions, cellular-based virology assays and molecular diagnostic systems, announced today that Jack W. Schuler has retired from the Company’s Board of Directors effective June 10, 2020. Mr. Schuler has served on the board since February 2006.

“As a member of our Board for the last 14 years, Jack leaves a legacy of market leadership, a vastly expanded international footprint, rapid growth and a strong R&D presence. Today, Quidel is one of the leading diagnostic players in the point-of-care space, which was built through the organic development of franchise brands like Sofia® and strategic acquisitions like Diagnostic Hybrids, BioHelix, and the Alere Assets,” said Douglas Bryant, president and CEO of Quidel. “I personally want to thank Jack for his many years of service to Quidel, during which we have seen tremendous shareholder value creation as our market cap grew from $300 million to $7 billion. His influence on our company is indelible, and we are grateful for his long-term support and guidance. On behalf of Quidel, we thank him, and certainly wish him well.”

“As I approach my 80th birthday, I feel now is the time to retire from this great company’s Board,” said Jack Schuler. “Quidel will continue to be a leader in point of care testing and play a big role in the world’s need to control respiratory viruses.”

About Quidel Corporation
Quidel Corporation serves to enhance the health and well-being of people around the globe through the development of diagnostic solutions that can lead to improved patient outcomes and provide economic benefits to the healthcare system. Marketed under the Sofia®, QuickVue®, D3® Direct Detection, Thyretain®, Triage® and InflammaDry® leading brand names, as well as under the new Solana®, AmpliVue® and Lyra® molecular diagnostic brands, Quidel’s products aid in the detection and diagnosis of many critical diseases and conditions, including, among others, influenza, respiratory syncytial virus, Strep A, lyme, herpes, pregnancy, thyroid disease and fecal occult blood Quidel's Triage® system of tests comprises a comprehensive test menu that provides rapid, cost-effective treatment decisions at the point-of-care (POC), offering a diverse immunoassay menu in a variety of tests to provide diagnostic answers for quantitative BNP, CK-MB, d-dimer, myoglobin, troponin I and qualitative TOX Drug Screen. Quidel’s research and development engine is also developing a continuum of diagnostic solutions from advanced immunoassay to molecular diagnostic tests to further improve the quality of healthcare in physicians’ offices and hospital and reference laboratories. For more information about Quidel’s comprehensive product portfolio and to explore exciting employment opportunities, visit quidel.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws that involve material risks, assumptions and uncertainties. Many possible events or factors could affect our future financial results and performance, such that our actual results and performance may differ materially from those that may be described or implied in the forward-looking statements. As such, no forward-looking statement can be guaranteed. Differences in actual results and performance may arise as a result of a number of factors including, without limitation, the impact of the novel virus (COVID-19) global pandemic; fluctuations in our operating results resulting from the timing of the onset, length and severity of cold and flu seasons, seasonality, government and media attention focused on influenza and other respiratory or novel viruses and the related potential impact on humans from such viruses, adverse changes in competitive conditions, the reimbursement system currently in place and future changes to that system, changes in economic conditions in our domestic and international markets, lower than anticipated market penetration of our products, the quantity of our product in our distributors’ inventory or distribution channels, changes in the buying patterns of our distributors, and changes in the healthcare market and consolidation of our customer base; our development and protection of proprietary technology rights; our development of new technologies, products and markets; our reliance on sales of our influenza diagnostic tests; our reliance on a limited number of key distributors; our exposure to claims and litigation, including the ongoing litigation between the Company and Beckman Coulter, Inc.; intellectual property risks, including but not limited to, infringement litigation; our need for additional funds to finance our capital or operating needs; the financial soundness of our customers and suppliers; acceptance of our products among physicians and other healthcare providers; competition with other providers of diagnostic products; adverse actions or delays in new product reviews or related to currently-marketed products by the U.S. Food and Drug Administration (the “FDA”) or other regulatory authorities or loss of any previously received regulatory approvals or clearances; changes in government policies; costs of or our failure to comply with government regulations in addition to FDA regulations; compliance with government regulations relating to the handling, storage and disposal of hazardous substances; third-party reimbursement policies; our failure to comply with laws and regulations relating to billing and payment for healthcare services; our ability to meet demand for our products; interruptions in our supply of raw materials; product defects; business risks not covered by insurance; failures in our information technology or storage systems; our exposure to cyber-based attacks and security breaches; competition for and loss of management and key personnel; international risks, including but not limited to, compliance with multiple product registration requirements, compliance with U.S. and foreign import/export laws, tariffs, exposure to currency exchange fluctuations and foreign currency exchange risk sharing arrangements, longer payment cycles, lower selling prices and greater difficulty in collecting accounts receivable, reduced protection of intellectual property rights, political and economic instability, increased financial accounting and reporting burdens, taxes, and diversion of lower priced international products into U.S. markets; changes in tax rates and exposure to additional tax liabilities or assessments; our ability to manage our growth strategy and identify and integrate acquired companies or technologies; risks relating to the acquisition and integration of the Triage and BNP Businesses; that we may have to write off goodwill relating to our acquisitions; the level of our indebtedness and deferred payment obligations; our ability to generate sufficient cash flow to meet our debt service and deferred payment obligations; that we may incur additional indebtedness; that the Senior Credit Facility is secured by substantially all of our assets; the agreements for our indebtedness place operating and financial restrictions on the Company; that an event of default could trigger acceleration of our outstanding indebtedness; increases in interest rate relating to our variable rate debt; dilution resulting from future sales of our equity; volatility in our stock price; provisions in our charter documents, Delaware law and the indenture governing our Convertible Senior Notes that might delay or impede stockholder actions with respect to business combinations or similar transactions; and our intention of not paying dividends. Forward-looking statements typically are identified by the use of terms such as “may,” “will,” “should,” “might,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” and similar words, although some forward-looking statements are expressed differently. The risks described in reports and registration statements that we file with the Securities and Exchange Commission (the “SEC”) from time to time, should be carefully considered. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date of this press release. Except as required by law, we undertake no obligation to publicly release the results of any revision or update of these forward-looking statements, whether as a result of new information, future events or otherwise.